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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 17, 2004
                                                           ------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      United States                0-49711                 04-3693643
      -------------                ---------               ----------
(State or other jurisdiction of   (Commission              (IRS Employer
incorporation or organization)    File Number)             Identification No.)

                 660 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE
            -----------------------------------------

            On May 17, 2004, New England Bancshares, Inc. issued a press release announcing the appointment of Scott D. Nogles as Chief Financial Officer of the Company. The press release announcing the appointment of Mr. Nogles is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            Exhibit 99.1  Press release dated May 17, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

            On May 17, 2004, New England Bancshares, Inc. issued a press release announcing its financial results for the fourth quarter and year ended March 31, 2004. The press release announcing financial results for the fourth quarter and year ended March 31, 2004 is filed as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 19, 2004                   By: /s/ David J. O'Connor
                                          -------------------------------------
                                          David J. O'Connor
                                          President and Chief Executive Officer